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Exhibit 99.8

                         MANGOSOFT, INC. AND SUBSIDIARY

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Form 10-KSB of MangoSoft, Inc. (the "Company") for the annual period ended December 31, 2002 (the "Annual Report"), I, Dale Vincent, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003                          MANGOSOFT, INC.

                                               /S/ Dale Vincent
                                                   ---------------
                                                   Dale Vincent
                                                   President and Chief Executive
                                                   Officer
                                                   (Principal Financial and
                                                   Accounting Officer